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                                                                    Exhibit 23.2
                                                 [Letterhead of Arthur Andersen]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on Campuslink Communications Systems, Inc. and Subsidiaries and to all references to our Firm included in or made a part of Registration Statement of PaeTec
Corp. on Amendment No. 2 to Form S-1.

/s/ Arthur Andersen LLP

Detroit, Michigan
October 17, 2000.